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                                                       Deutsche Asset Management


Daily Assets Fund Institutional

Supplement dated April 19, 2002 (Replacing supplement dated March 28, 2002) to Confidential Private Offering Memorandum dated October 28, 2001

The following replaces the third paragraph in the 'Who Should Consider Investing in the Fund' section:

You should consider investing in the Fund if you are looking for a cash management vehicle that offers income approximating money market rates and preserves the value of your capital. The Fund is sold primarily to investors who use the Fund to invest cash collateral received in connection with securities lending transactions as part of their participation in Deutsche Bank's securities lending program.

The following replaces the first sentence in the fourth paragraph in the 'Strategy' section:

Because most investors in the Fund will issue standing orders to invest in the Fund cash collateral received in connection with the securities lending transactions, the Fund may receive may receive significant purchase orders or redemptions late in the day, which may impact the Fund's ability to remain fully invested.

The following sentence replaces the first sentence in the 'Calculating the Fund's Share Price' section:

We calculate the price of the Fund's shares (also known as the 'Net Asset Value' or 'NAV') at 5:00 p.m. Eastern time each day that the Fund is open for business.

The following sentence replaces the first sentence in the 'Buying and Selling Fund Shares' section:

Investors who use the Fund to invest cash collateral received in connection with securities lending will issue standing offers, effective on or before 5:00 p.m., Eastern time each day, on which the Fund is open, to invest the cash collateral in the Fund.



                                                         A Member of the
                                                         Deutsche Bank Group [/]


               Please Retain This Supplement for Future Reference


BT Institutional Funds
SUPPIDAF (4/02)